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Exhibit 10.5

FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED
CREDIT AGREEMENT

        This FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of November 9, 2009, by and among ANTERO RESOURCES CORPORATION, a Delaware corporation ("Antero"), ANTERO RESOURCES MIDSTREAM CORPORATION, a Delaware corporation ("Antero Midstream"), ANTERO RESOURCES PICEANCE CORPORATION, a Delaware corporation ("Antero Piceance"), ANTERO RESOURCES PIPELINE CORPORATION, a Delaware corporation ("Antero Pipeline"), and ANTERO RESOURCES APPALACHIAN CORPORATION, a Delaware corporation ("Antero Appalachian" and, together with Antero, Antero Midstream, Antero Piceance and Antero Pipeline, each, a "Borrower" and collectively, the "Borrowers"), CERTAIN SUBSIDIARIES OF BORROWERS, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

        WHEREAS, the Borrowers, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Third Amended and Restated Credit Agreement, dated as of January 14, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

        WHEREAS, the Borrowers, the Guarantors the Administrative Agent and the Lenders, have agreed to amend the Credit Agreement to facilitate the addition of certain financial institutions as new Lenders and the departure of an existing Lender and for certain other purposes as provided herein, subject to the terms and conditions set forth herein.

        NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.    Amendments to Credit Agreement.    Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

        1.1    Additional Definition.    The following definition shall be and it hereby is added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

          "Fourth Amendment Effective Date" means November 9, 2009.

        1.2    Amendment to Schedule 1.01.    Schedule 1.01 to the Credit Agreement shall be and it hereby is amended in its entirety and replaced with Schedule 1.01 attached hereto.

SECTION 2.    Reallocation of Commitments and Loans.    Fortis Capital Corp. ("Departing Lender") desires to assign all of its rights and obligations as a Lender under the Credit Agreement to other Lenders. In addition, the other Lenders have agreed among themselves to reallocate their respective Commitments, and to, among other things, allow certain financial institutions identified by J.P. Morgan Securities, Inc. in its capacity as Sole Bookrunner and Joint Lead Arranger (in such capacity "J.P. Morgan") in consultation with the Borrower, to become a party to the Credit Agreement as a Lender (each, a "New Lender") by acquiring an interest in the Aggregate Commitment. Each of the

Administrative Agent and the Borrowers hereby consent to (i) the assignments by the Departing Lender of its rights and obligations as a Lender under the Credit Agreement to the other Lenders, including the New Lenders, (ii) the reallocation of the Commitments and (iii) each New Lender's acquisition of an interest in the Aggregate Commitment. On the date this Amendment becomes effective and after giving effect to such reallocation of the Aggregate Commitment, the Commitment of the Departing Lender shall terminate and the Commitment of each Lender, including each New Lender, shall be as set forth on Schedule 1.01 of this Amendment. With respect to such reallocation, each New Lender shall be deemed to have acquired its Commitment from the Departing Lender and each of the other Lenders and such acquisition of the Departing Lender's Commitment and the reallocation of the Aggregate Commitment among the Lenders shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if the Departing Lender, such New Lenders and the other Lenders had executed an Assignment and Assumption with respect to such acquisition and reallocation. The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 2. To the extent requested by any Lender, including the Departing Lender, and in accordance with Section 2.16 of the Credit Agreement, the Borrowers shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by the Borrowers under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 2.

SECTION 3.    Conditions.    The amendments to the Credit Agreement contained in Section 1 of this Amendment and the termination, reallocation and assignments contained in Section 2 of this Amendment shall become effective upon the satisfaction of each of the conditions set forth in this Section 3.

        3.1    Execution and Delivery.    Each Credit Party, each Lender, including the Departing Lender, and the Administrative Agent shall have executed and delivered this Amendment and each other required document, all in form and substance satisfactory to the Administrative Agent.

        3.2    No Default.    No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

        3.3    Other Documents.    The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

        3.4    Fees.    The Borrowers, the Administrative Agent and J.P. Morgan shall have executed and delivered a fee letter in connection with this Amendment, and the Administrative Agent and J.P. Morgan shall have received the fees separately agreed upon in such fee letter.

SECTION 4.    Representations and Warranties of Credit Parties.    To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

        4.1    Reaffirmation of Representations and Warranties/Further Assurances.    After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

        4.2    Corporate Authority; No Conflicts.    The execution, delivery and performance by each Credit Party (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party's corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

        4.3    Enforceability.    This Amendment constitutes the valid and binding obligation of the Borrowers and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

        4.4    No Default.    As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 5.    Miscellaneous.

        5.1    Reaffirmation of Loan Documents and Liens.    Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

        5.2    Parties in Interest.    All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

        5.3    Legal Expenses.    Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

        5.4    Counterparts.    This Amendment may be executed in one (1) or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

        5.5    Complete Agreement.    THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        5.6    Headings.    The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

        5.7    Governing Law.    This Amendment shall be construed in accordance with and governed by the laws of the State of Texas.

        5.8    Loan Document.    This Amendment shall constitute a Loan Document for all purposes and in all respects.

[Remainder of page intentionally blank.
Signature pages follow.]

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWERS:
ANTERO RESOURCES CORPORATION
By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Treasurer and Vice President, Administration and Accounting
ANTERO RESOURCES MIDSTREAM CORPORATION
By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Treasurer and Vice President, Administration and Accounting
ANTERO RESOURCES PICEANCE CORPORATION
By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Treasurer and Vice President, Administration and Accounting
ANTERO RESOURCES PIPELINE CORPORATION
By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Treasurer and Vice President, Administration and Accounting

SIGNATURE PAGE

ANTERO RESOURCES APPALACHIAN CORPORATION
By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Treasurer and Vice President, Administration and Accounting
RESTRICTED SUBSIDIARIES:
ANTERO RESOURCES FINANCE CORPORATION
By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Treasurer and Vice President, Administration and Accounting

SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a Lender
By:	/s/ Ryan Fuessel
	Name:	Ryan Fuessel
	Title:	Senior Vice President

SIGNATURE PAGE

BANK OF SCOTLAND plc, as Co-Syndication Agent and a Lender
By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

SIGNATURE PAGE

BNP PARIBAS, as Co-Syndication Agent and a Lender
By:	/s/ Russell Otts
	Name:	Russell Otts
	Title:	Director
By:	/s/ Greg Smothers
	Name:	Greg Smothers
	Title:	Director

SIGNATURE PAGE

UNION BANK, N.A. (f/k/a UNION BANK OF CALIFORNIA, N.A.), as Documentation Agent and a Lender
By:	/s/ Jarrod Bourgeois
	Name:	Jarrod Bourgeois
	Title:	Vice President

SIGNATURE PAGE

WELLS FARGO BANK, N.A., as a Lender
By:	/s/ Suzanne F. Ridenhour
	Name:	Suzanne F. Ridenhour
	Title:	Senior Portfolio Manager

SIGNATURE PAGE

BARCLAYS BANK PLC, as a Lender
By:	/s/ Kevin Cullen
	Name:	Kevin Cullen
	Title:	Director

SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President

SIGNATURE PAGE

CALYON NEW YORK BRANCH, as a Lender
By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director
By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

SIGNATURE PAGE

COMERICA BANK, as a Lender
By:	/s/ Matt Turner
	Name:	Matt Turner
	Title:	Assistant Vice President

SIGNATURE PAGE

KEYBANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Todd Coker
	Name:	Todd Coker
	Title:	Assistant Vice President

SIGNATURE PAGE

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Vice President
By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

SIGNATURE PAGE

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director
By:	/s/ Carin Keegan
	Name:	Carin Keegan
	Title:	Director

SIGNATURE PAGE

GUARANTY BANK AND TRUST COMPANY, as a Lender
By:	/s/ Gail J. Nofsinger
	Name:	Gail J. Nofsinger
	Title:	Senior Vice President

SIGNATURE PAGE

FORTIS CAPITAL CORP., as Departing Lender
By:	/s/ Michaela Braun
	Name:	Michaela Braun
	Title:	Vice President
By:	/s/ Steve Staples
	Name:	Steve Staples
	Title:	Director

SIGNATURE PAGE

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  Exhibit 10.5
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
WITNESSETH